                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 4, 2004 relating to the consolidated financial statements and the related financial statement Schedule II - Valuation and Qualifying Accounts, which appears in Harvest Natural Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003.

PricewaterhouseCoopers LLP

Houston, Texas
May 25, 2004